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                                                                     EXHIBIT 4.1

THE LEGEND(s) SET FORTH ON THE REVERSE SIDE HEREOF
CONSTITUTES A PART OF THIS CERTIFICATE


                                STATE OF MARYLAND

[GRAPHIC]

   NUMBER                                                            SHARES
      0                                                                 0

                BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

                          Common Stock $.001 Par Value

  THIS CERTIFIES THAT                 NAME OF HOLDER                 IS THE
  REGISTERED HOLDER OF          **Zero**                             SHARES
                Boston Capital Real Estate Investment Trust, Inc.

   TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

   IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE
   HEREUNTO AFFIXED THIS      DAY         DAY OF         MONTH      A.D. YEAR


-----------------------                            -----------------------------
President                                          Treasurer

[SEAL]

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The Corporation is authorized to issue Preferred Shares (in one or more series),
Common Shares and Excess Shares. The Corporation will furnish a full statement of the terms, rights, restrictions and qualifications of each such class and series to any stockholder on request and without charge, in accordance with the requirements of Maryland General Corporation Law.

     FOR VALUE RECEIVED,_________HEREBY SELL, ASSIGN AND TRANSFER UNTO
_________________________________________________________________________
_______________________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

   DATED
        --------------------------

        IN PRESENCE OF
                                          --------------------------
-------------------------------

                     NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
                MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.